EXHIBIT 99.2


                          FINE.COM INTERNATIONAL CORP.

                           PERSONS WITH WHOM THE POWER
                          TO VOTE OR DIRECT THE VOTE OF
                             COMMON STOCK IS SHARED


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Name                              Principal Occupation and Employer             Address
----                              ---------------------------------             -------
Daniel M. Fine                    Chief Executive Officer and Chairman          c/o fine.com International Corp.  1525
                                      of the Board of the Company               Fourth Ave., Suite 800, Seattle,
                                                                                Washington  98101

Frank Hadam                       Retired                                       c/o fine.com International Corp.  1525
                                                                                Fourth Ave., Suite 800, Seattle,
                                                                                Washington  98101

Herbert L. Fine                   Retired                                       c/o fine.com International Corp.  1525
                                                                                Fourth Ave., Suite 800, Seattle,
                                                                                Washington  98101

Anthony C. Naughtin               President and Chief Executive Officer         c/o fine.com International Corp.  1525
                                      of InterNAP Network Services              Fourth Ave., Suite 800, Seattle,
                                      Corporation, Two Union Square, 601        Washington  98101
                                      Union Street, Suite 1000, Seattle,
                                      Washington  98101

Timothy J. Carroll                Executive Vice President of Finance           c/o fine.com International Corp.  1525
                                      and Operations of the Company             Fourth Ave., Suite 800, Seattle,
                                                                                Washington  98101

